UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 27, 2012

RANGEFORD RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-1176182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8541 North Country Road 11, Wellington CO 80202

(Address of Principal Executive Offices) (Zip Code)

                                              (901)-271-3775

Registrant’s telephone number, including area code

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On September 27, 2012, Mr. Kevin Carreno resigned from the Board of Directors of Rangeford Resources, Inc.’s (“the Company”).

As part of his resignation, Mr. Carreno has waived any right to options exercisable for 300,000 shares of the Company’s common stock issuable to him under the Board of Directors Agreement by and between himself and the Company.  Such Agreement is cancelled as a result of his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANGEFORD RESOURCES, INC.

By: /s/Frederick Ziegler

      Frederick Ziegler, President

Date: September 27, 2012

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